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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 21, 2004 (October 21, 2004)

                            WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   001-14989                 25-1723345
----------------------------        --------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)           File Number)          Identification No.)


    225 West Station Square Drive, Suite 700
            Pittsburgh, Pennsylvania                    15219
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   (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

            On October 21, 2004, WESCO issued a press release announcing its filing of a universal shelf registration statement. A copy of the press release is attached hereto.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2004         WESCO INTERNATIONAL, INC.




                                 By: /s/ STEPHEN A. VAN OSS
                                     -------------------------------------------
                                     Stephen A. Van Oss
                                     Senior Vice President and
                                     Chief Financial and Administrative Officer






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(WESCO DISTRIBUTION LOGO)       NEWS RELEASE
                           ----------------------------------------------------
                           WESCO International, Inc./Suite 700, 225 West Station Square Drive/ Pittsburgh, PA 15219

                            WESCO INTERNATIONAL, INC.
                 TO FILE UNIVERSAL SHELF REGISTRATION STATEMENT


             Contact: Stephen A. Van Oss, Senior Vice President and
                   Chief Financial and Administrative Officer
          WESCO International, Inc. (412) 454-2271, Fax: (412) 454-2477
                            http://www.wescodist.com



Pittsburgh, PA, October 21, 2004 - WESCO International, Inc. [NYSE:WCC], announced today that it intends to file a universal shelf registration statement with the Securities and Exchange Commission (the "SEC") for a public offering of its debt and equity securities of WESCO International or its wholly owned subsidiary, WESCO Distribution, on terms to be determined in an aggregate principal amount of up to $400 million. It is anticipated that the registration statement will be filed as soon as practicable, with any offering to be made subject to market conditions. The purpose of the offering is to raise funds for general corporate purposes, including but not limited to, the reduction of the Company's outstanding indebtedness.

This press release does not constitute an offer of any securities for sale.

                                    #  #  #


WESCO International, Inc. [NYSE: WCC] is a publicly traded Fortune 500 holding company, headquartered in Pittsburgh, Pennsylvania, whose primary operating entity is WESCO Distribution, Inc. WESCO Distribution is a leading distributor of electrical construction products and electrical and industrial maintenance, repair and operating (MRO) supplies, and is the nation's largest provider of integrated supply services with 2003 annual product sales of approximately $3.3 billion. The Company employs approximately 5,200 people, maintains relationships with 24,000 suppliers, and serves more than 100,000 customers worldwide. Major markets include commercial and industrial firms, contractors, government agencies, educational institutions, telecommunications businesses and utilities. WESCO operates five fully automated distribution centers and approximately 350 full-service branches in North America and selected international markets, providing a local presence for area customers and a global network to serve multi-location businesses and multi-national corporations.

                                      # # #

The matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. Certain of these risks are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as well as the Company's other reports filed with the Securities and Exchange Commission.